UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
(RULE 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

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NMF SLF I, INC.

(Name of Registrant as Specified in its Charter)

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NMF SLF I, Inc.
787 Seventh Avenue, 48th Floor
New York, NY 10019
(212) 720-0300

NOTICE OF ACTION BY UNANIMOUS WRITTEN CONSENT AND INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’

MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN

November 23, 2020

Dear Stockholder:

This notice and accompanying Information Statement is being furnished to you as a holder of shares of common stock, par value $0.001 per share (“Common Stock”), of NMF SLF I, Inc., a Maryland corporation (the “Company”) to inform you of the approval of the actions described below taken by the unanimous written consent of the holders of the Company’s Common Stock: (i) the election of Alfred F. Hurley, Jr., David Ogens, John P. Malfettone, Alice W. Handy and John R. Kline each to serve a one-year term, or until their respective successors are duly elected and qualify, (ii) the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020 and (iii) approve an amended and restated investment advisory and management agreement (the “Amended and Restated Investment Management Agreement”) by and between the Company and New Mountain Finance Advisers BDC, L.L.C (the “Investment Adviser”).

On November 19, 2020, the Company received a written consent of stockholders (the “Consent”) that (i) approved the election of Ms. Handy and Messrs. Hurley, Ogens, Malfettone and Kline each as a director of the Company to serve a one-year term, or until their respective successors are duly elected and qualify, (ii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020 and (iii) approved the Amended and Restated Investment Management Agreement. The Consent represented 100% of the Company’s issued and outstanding Common Stock and 100% of the aggregate voting power, as of November 19, 2020, the record date set by the board of directors of the Company. No other vote of our stockholders is required. The board of directors of the Company previously approved resolutions to nominate Ms. Handy and Messrs. Hurley, Ogens, Malfettone and Kline each as a director, to approve the engagement of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2020 and to approve and recommend the approval of the Amended and Restated Investment Management Agreement to the Company’s stockholders.

Pursuant to Rule 14c-2 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the actions described in the attached Information Statement will not become effective until at least 20 calendar days following the date on which the attached Information Statement is first sent to the Company’s stockholders.

The attached Information Statement is dated November 23, 2020 and is first being sent to our stockholders on or about November 23, 2020. This notice and the accompanying Information Statement shall constitute notice to you of the action by written consent in accordance with Rule 14c-2 promulgated under the Exchange Act.

Sincerely,

Robert A. Hamwee
Chief Executive Officer

TABLE OF CONTENTS

Pages
Information Statement	1
General	1
Item 1. Election of directors	2
Certain Information About Management	2
Certain Relationships and Transactions With Related Persons	9
Beneficial Ownership of Equity Securities	17
Item 2. Ratification of Independent Registered Public Accounting Firm	18
Item 3. Approval of the Amended and Restated Investment Advisory and Management Agreement by and between NMF SLF I, Inc. and New Mountain Finance Advisers BDC, L.L.C.	21
Available Information	27
Privacy Notice	28

i

NMF SLF I, INC.
787 Seventh Avenue, 48th Floor
New York, NY 10019
(212) 720-0300

INFORMATION STATEMENT
Action by Unanimous Written Consent of Stockholders

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL

This Information Statement is being furnished to you as a holder of shares of common stock, par value $0.001 per share (“Common Stock”), of NMF SLF I, Inc., a Maryland corporation, in connection with the action by unanimous written consent of the holders of our issued and outstanding shares of Common Stock taken without a meeting to approve the actions described in this Information Statement. In this Information Statement, all references to the “Company,” “SLF,” “we,” “us,” or “our” refer to NMF SLF I, Inc. We are sending this Information Statement to our stockholders of record on or about November 23, 2020.

Pursuant to Rule 14c-2 promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the actions described herein will not become effective until at least 20 calendar days following the date on which this Information Statement is first sent to our stockholders.

The entire cost of furnishing this Information Statement will be borne by the Company.

Unanimous Action by Stockholders

SLF’s board of directors unanimously approved resolutions (i) to nominate Alfred F. Hurley, Jr., David Ogens, John P. Malfettone, Alice W. Handy and John R. Kline each as a director of the Company, to serve a one-year term, or until their respective successors are duly elected and qualify, (ii) to approve the engagement of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2020 and (iii) to approve and recommend the approval of the Amended and Restated Investment Advisory and Management Agreement (the “Amended and Restated Investment Management Agreement”) by and between the Company and New Mountain Finance Advisers BDC, L.L.C. (the “Investment Adviser”) to SLF’s stockholders. As of the close of business on November 19, 2020, the record date (the “Record Date”), we had 28,443,289 shares of Common Stock outstanding. Each share of outstanding Common Stock is entitled to one vote.

On November 19, 2020, pursuant to Section 2-505 of the Maryland General Corporation Law (“MGCL”), and as provided by the Articles of Amendment and Restatement (the “Charter”) and Article 2, Section 14 of the Company’s bylaws, the Company received written consent (the “Consent”) that (i) approved the election of Ms. Handy and Messrs. Hurley, Ogens, Malfettone, and Kline each as a director of the Company to serve a one-year term, or until their respective successors are duly elected and qualify, (ii) ratified the engagement of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2020 and (iii) approved the Amended and Restated Investment Management Agreement from our stockholders holding an aggregate of 28,443,289 shares of our Common Stock, representing 100% of our issued and outstanding shares of Common Stock.

ITEM 1.    ELECTION OF DIRECTORS

CERTAIN INFORMATION ABOUT MANAGEMENT

Our business and affairs are managed under the direction of SLF’s board of directors. Directors are elected for a term of one year. Each director will hold office for the term to which he or she is elected or until their respective successor is duly elected and qualified. SLF’s board of directors nominated and our stockholders approved, via the Consent, the nomination of Ms. Handy and Messrs. Hurley, Ogens, Malfettone and Kline as a director to serve a one-year term, or until their respective successors are duly elected and qualify.

The business address of the directors and executive officers is NMF SLF I, Inc., 787 Seventh Ave, 48th Floor, New York, New York, 10019. The names, ages and respective positions and offices of our directors and executive officers are as follows:

Nominees for Directors

Mr. Hurley is not an “interested person” of SLF as defined in the Investment Company Act of 1940 (the “1940 Act”).

Name, Address and Age	Position(s) Held with SLF	Terms of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director or Nominee for Director During Past Five Years
Independent Director
Alfred F. Hurley, Jr., 66	Director.	Director since 2019; Term expires 2020.	Sole Member of Alfred F. Hurley, Jr. & Company, LLC, a consulting business, from February 2014 to the present; as well as various board seats.	Director of New Mountain Finance Corporation (BDC) since 2010. Director of New Mountain Guardian III BDC, L.L.C. (BDC) since 2019. Director of Merrill Corporation (private business services company) since 2013; Lead Director of The Stars Group Inc. (online gaming and interactive entertainment company) since 2016; Lead Director of Ligado Networks (satellite communication company) since 2017; Chairman of TSI Holdings, Inc. (holding company for TransWorldSystems, Inc.) since 2018. Chairman, audit committee member and chairman of the compensation committee of Purified Ingredients, Inc. (U.S. producer of wheat protein) since 2019.

Mr. Hurley brings his experience in risk management as well as his experience in the banking and money management industries to SLF’s board of directors. This background positions Mr. Hurley well to serve as a director of SLF.

Mr. Ogens is not an “interested person” of SLF as defined in the 1940 Act.

Name, Address and Age	Position(s) Held with SLF	Terms of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director or Nominee for Director During Past Five Years
Independent Director
David Ogens, 66	Director.	Director since 2019; Term expires 2020.	President and Director of Med Inc. (disease management company) since 2011.	Director of New Mountain Finance Corporation (BDC) since 2010. Director of New Mountain Guardian III BDC, L.L.C. (BDC) since 2019. Director of Med Inc. (a company that provides respiratory services to patients with COPD and serious neuromuscular diseases) since 2011.

Mr. Ogens brings his experience in wealth management and investment banking, including experience with debt issuances, as well as industry-specific expertise in the healthcare industry to SLF’s board of directors. This background positions Mr. Ogens well to serve as a director of SLF.

Mr. Malfettone is not an “interested person” of SLF as defined in the 1940 Act.

Name, Address and Age	Position(s) Held with SLF	Terms of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director or Nominee for Director During Past Five Years
Independent Director
John P. Malfettone, 65	Director.	Director since 2019; Term expires 2020.	Senior Managing Director at Clayton, Dubilier & Rice (global private investment firm) since 2010.	Director of University of Connecticut Foundation, Inc. since 2018. Director of Cardinal Shehan Center (Non-Profit focused on Youth) since 2018.

Mr. Malfettone brings his experience in investment management, including perspectives related to audit and compliance, as well as potential industry-specific expertise related to various portfolio investments SLF’s board of directors. This background positions Mr. Malfettone well to serve as a director of SLF.

Ms. Handy is not an “interested person” of SLF as defined in the 1940 Act.

Name, Address and Age	Position(s) Held with SLF	Terms of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director or Nominee for Director During Past Five Years
Independent Director
Alice W. Handy, 72	Director.	Director since 2020; Term expires 2020.	Chief Executive Officer of Investure LLC (outsourced investment office) from January 2003 - December 2018.	Director of New Mountain Finance Corporation (BDC) since 2019. Director of MSCI Inc. (investment decisions support tools company) from 2009 to 2020.

Ms. Handy brings her experience in asset management to SLF’s board of directors. This background positions Ms. Handy well to serve as a director of SLF.

Mr. Kline is an “interested person” of SLF as defined in 1940 Act due to his position as President and Chief Operating Officer of SLF.

Name, Address and Age	Position(s) Held with SLF	Terms of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director or Nominee for Director During Past Five Years
Interested Director
John R. Kline, 44	President and Chief Operating Officer.	Director since 2019; Term expires 2020.	Chief Operating Officer of New Mountain Finance Corporation since 2013; President of New Mountain Finance Corporation since 2016; Executive Vice President of New Mountain Finance Corporation from 2013 to 2016; Managing Director of New Mountain Capital, L.L.C. (advisory) (private equity firm) since 2008.	Director of New Mountain Finance Corporation (BDC) since 2019. Director of New Mountain Guardian III BDC, L.L.C. (BDC) since 2019. Director of Unitek Global Services, Inc. (business services company) since January 2015.

Mr. Kline’s depth of experience in managerial operational positions in investment management and financial services and as a member of other corporate boards of directors, as well as his intimate knowledge of SLF’s business and operations, provides SLF’s board of directors with valuable industry- and company-specific knowledge and expertise.

Information about Executive Officers Who Are Not Directors

The following information, as of the Record Date, pertains to the executive officers who are not directors or nominees for election as directors of SLF.

Name, Address, and Age	Position(s) Held with Registrants	Principal Occupation(s) During Past 5 Years
Robert A. Hamwee, 50	Chief Executive Officer

Chief Executive Officer of New Mountain Finance Corporation (BDC) since 2010; President of New Mountain Finance Corporation from 2011-2016. Chief Executive Officer of New Mountain Guardian III BDC, L.L.C. (BDC) since 2019. and Managing Director of New Mountain Capital, L.L.C. since 2008.

Karrie J. Jerry, 46	Chief Compliance Officer and Corporate Secretary.	Chief Compliance Officer and Corporate Secretary of New Mountain Finance Corporation (BDC) since 2015; Compliance Vice President and Assistant Corporate Secretary of New Mountain Finance Corporation from 2011 to 2015. Chief Compliance Officer and Corporate Secretary of New Mountain Guardian III BDC, L.L.C. (BDC) since 2019.
Shiraz Y. Kajee, 40	Chief Financial Officer and Treasurer.
Chief Financial Officer of New Mountain Finance Corporation (BDC) since 2015. Chief Financial Officer and Treasurer of New Mountain Guardian III BDC, L.L.C. (BDC) since 2019. Head of U.S. Finance at Man Investments (alternative asset manager) from 2012 to 2015.

Adam B. Weinstein, 41	Executive Vice President.	Executive Vice President and Chief Administrative Officer of New Mountain Finance Corporation (BDC) since January 2013. Managing Director Chief Financial Officer and Treasurer along with other various roles of New Mountain Capital, L.L.C. since 2005.

Director Independence

Pursuant to Section 56 of the 1940 Act, a majority of a business development company’s (“BDCs”) board of directors must be comprised of persons who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the company or any of its affiliates (the “Independent Directors”).

Consistent with these considerations, after review of all relevant transactions and relationships between each director, or any of his or her family members, and us, the Investment Adviser, or of any of their respective affiliates, SLF’s board of directors determined that Ms. Handy and Messrs. Hurley, Ogens, and Malfettone qualify as Independent Directors. Each director who serves on the audit committee is an independent director for purposes of Rule 10A-3 under the Exchange Act.

Board Leadership Structure

SLF’s board of directors monitors and performs an oversight role with respect to SLF’s business and affairs, compliance with regulatory requirements and the services, expenses and performance of SLF’s service providers. Among other things, SLF’s board of directors approves the appointment of New Mountain Finance Administration, L.L.C. (the “Administrator”) and officers, reviews and monitors the services and activities performed by the Administrator and officers and approves the engagement, and reviews the performance of, SLF’s independent public accounting firm.

Under SLF’s bylaws, SLF’s board of directors may designate a chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to the chairman by SLF’s board of directors. SLF does not have a fixed policy as to whether the chairman of the board of directors should be an Independent Director and believe that they should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in SLF’s best interests and SLF’s stockholders at such times.

John R. Kline currently serves as the chairman of SLF’s board of directors and Robert A. Hamwee serves as SLF’s chief executive officer. Mr. Kline is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act because he is a managing director of New Mountain Capital, L.L.C. (“New Mountain Capital”) and serves on the investment committee of the Investment Adviser. SLF believes that Mr. Kline’s history with New Mountain Capital, familiarity with SLF’s investment objectives and investment strategy, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the chairman of SLF’s board of directors. SLF believes that, at present, they are best served through this leadership structure, as Mr. Kline’s relationship with the Investment Adviser and New Mountain Capital, provides an effective bridge and encourages an open dialogue between SLF’s management and SLF’s board of directors, ensuring that all groups act with a common purpose.

SLF’s board of directors does not currently have a designated lead Independent Director. SLF is aware of the potential conflicts that may arise when a non-Independent Director is chairman of the board of directors, but believe these potential conflicts are offset by SLF’s strong corporate governance policies. SLF’s corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of interested directors and management over which the chairman of the audit committee presides, the establishment of audit, valuation and nominating and corporate governance committees comprised solely of Independent Directors and the appointment of a chief compliance officer, with whom the Independent Directors meet regularly without the presence of interested directors and other members of management, for administering SLF’s compliance policies and procedures.

SLF recognizes that different board leadership structures are appropriate for companies in different situations. SLF intends to continue to re-examine SLF’s corporate governance policies on an ongoing basis to ensure that they continue to meet SLF’s needs.

Board of Director’s Role In Risk Oversight

SLF’s board of directors performs its risk oversight function primarily through (1) its three standing committees which report to SLF’s board of directors, each of which is comprised solely of Independent Directors and (2) active monitoring by SLF’s chief compliance officer and its compliance policies and procedures.

SLF’s audit committee, valuation committee and nominating and corporate governance committee assist SLF’s board of directors in fulfilling its risk oversight responsibilities. The audit committee’s risk oversight responsibilities include overseeing SLF’s accounting and financial reporting processes, SLF’s systems of internal controls regarding finance and accounting, and audits of SLF’s financial statements, including the independence of SLF’s independent auditors. The valuation committee is responsible for making recommendations in accordance with the valuation policies and procedures adopted by SLF’s board of directors, reviewing valuations and any reports of independent valuation firms, confirming that valuations are made in accordance with the valuation policies of SLF’s board of directors and reporting any deficiencies or violations of such valuation policies to SLF’s board of directors on at least a quarterly basis, and reviewing other matters that SLF’s board of directors or the valuation committee deems appropriate. The nominating and corporate governance committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by SLF’s stockholders, developing and recommending to SLF’s board of directors a set of corporate governance principles and overseeing the evaluation of SLF’s board of directors and SLF’s management.

SLF’s board of directors performs its risk oversight responsibilities with the assistance of the chief compliance officer. SLF’s board of directors reviews quarterly a written report from the chief compliance officer discussing the adequacy and effectiveness of SLF’s compliance policies and procedures and its service providers. The chief compliance officer’s quarterly report addresses at a minimum:

• the operation of SLF’s compliance policies and procedures and its service providers since the last report;

• any material changes to these policies and procedures since the last report;

• any recommendations for material changes to these policies and procedures as a result of the chief compliance officer’s review; and

• any compliance matter that has occurred since the date of the last report about which SLF’s board of directors would reasonably need to know to oversee SLF’s compliance activities and risks.

In addition, the chief compliance officer meets separately in executive session with the Independent Directors at least once each year.

SLF believes that its board of directors’ role in risk oversight is effective, and appropriate given the extensive regulation to which it is subject as a BDC. SLF is required to comply with certain regulatory requirements that control the levels of risk in SLF’s business and operations. For example, SLF’s ability to incur indebtedness is limited because its asset coverage must equal at least 150.0% immediately after SLF incurs indebtedness. SLF generally has to invest at least 70.0% of its total assets in “qualifying assets” and SLF is not generally permitted to invest in any portfolio company in which one of its affiliates currently has an investment.

SLF recognizes that different board of director roles in risk oversight are appropriate for companies in different situations. SLF intends to continue to re-examine the manner in which the board of directors administers its oversight function on an ongoing basis to ensure that it continues to meet SLF’s needs.

Hedging Transactions

SLF’s Code of Ethics and Personal Trading Policy does not expressly prohibit directors, executive officers or employees of our affiliates from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of Common Stock. However, our Code of Ethics and Personal Trading Policy requires that directors, officers and employees of our affiliates receive clearance for transactions in any derivative securities with respect to Common Stock from our chief compliance officer; provided, however that any transactions in exchange-traded funds and exchange-traded notes, and any options transactions on these securities, are exempt from the aforementioned pre-clearance requirements.

Committees of the Board of Directors

SLF’s board of directors has established an audit committee, a nominating and corporate governance committee and a valuation committee. The members of each committee have been appointed by SLF’s board of directors and serve until their respective successor is duly elected and qualifies, unless they are removed or resign. During 2019, SLF’s board of directors held one board of directors meeting and one audit committee meeting. The nominating and corporate governance committee and valuation committee did not hold meetings in 2019. All directors attended at least 75.0% of the aggregate number of meetings of SLF’s board of directors and of the respective committees on which they serve. We require each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of SLF’s stockholders, if any.

Audit Committee

The audit committee operates pursuant to a charter approved by SLF’s board of directors. The charter sets forth the responsibilities of the audit committee. The audit committee is responsible for recommending the selection of, engagement of and discharge of SLF’s independent auditors, reviewing the plans, scope and results of the audit engagement with the independent auditors, approving professional services provided by the independent auditors (including compensation therefore), reviewing the independence of the independent auditors and reviewing the adequacy of SLF’s internal controls over financial reporting. The members of the audit committee are Alfred F. Hurley, Jr., David Ogens, John P. Malfettone and Alice W. Handy, each of whom is an Independent Director. John P. Malfettone serves as the chairman of the audit committee, and SLF’s board of directors has determined that John P. Malfettone, Alfred F. Hurley, Jr. and David Ogens are “audit committee financial experts” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act, and that each of them meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee operates pursuant to a charter approved by SLF's board of directors. The nominating and corporate governance committee is responsible for determining criteria for service on SLF’s board of directors, identifying, researching and nominating directors for election by SLF’s stockholders, selecting nominees to fill vacancies on SLF’s board of directors or committees of SLF’s board of directors, developing and recommending to SLF’s board of directors a set of corporate governance principles and overseeing the self-evaluation of SLF’s board of directors and its committees and evaluation of SLF’s management. The nominating and corporate governance committee considers nominees properly recommended by SLF’s stockholders. The members of the nominating and corporate governance committee are Alfred F. Hurley, Jr., David Ogens, John P. Malfettone and Alice W. Handy, each of whom is an Independent Director. Alfred F. Hurley, Jr. serves as the chairman of the nominating and corporate governance committee.

The nominating and corporate governance committee seeks candidates who possess the background, skills and expertise to make a significant contribution to SLF’s board of directors, SLF and its stockholders. In considering possible candidates for election as a director, the nominating and corporate governance committee take into account, in addition to such other factors as they deem relevant, the desirability of selecting directors who:

•	are of high character and integrity;

•	are accomplished in their respective fields, with superior credentials and recognition;

•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;

•	have sufficient time available to devote to the affairs of SLF;

•	are able to work with the other members of SLF’s board of directors and contribute to the success of SLF;

•	can represent the long-term interests of SLF’s stockholders as a whole; and

•	are selected such that SLF’s board of directors represent a range of backgrounds and experience.

The nominating and corporate governance committee has not adopted formal policies with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the nominating and corporate governance committee considers and discusses diversity, among other factors, with a view toward the needs of SLF’s board of directors as a whole. The nominating and corporate governance committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to SLF’s board of directors, when identifying and recommending director nominees. The nominating and corporate governance committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the nominating and corporate governance committee’s goal of creating a board of directors that best serves the needs of SLF and the interest of its stockholders.

Valuation Committee

The valuation committee operates pursuant to a charter approved by SLF’s board of directors. The charter sets forth the responsibilities of the valuation committee. The valuation committee is responsible for making recommendations in accordance with the valuation policies and procedures adopted by SLF’s board of directors, reviewing valuations and any reports of independent valuation firms (which valuations firms, we will be required to retain to value SLF’s portfolio investments to the extent that SLF’s assets are treated as “plan assets” for purposes of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)), confirming that valuations are made in accordance with the valuation policies of SLF’s board of directors and reporting any deficiencies or violations of such valuation policies to our board of directors on at least a quarterly basis, and reviewing other matters that SLF’s board of directors or the valuation committee deems appropriate. The valuation committee is composed of Ms. Handy and Messrs. Hurley, Ogens and Malfettone, each of whom is an Independent Director. Mr. Ogens serves as chairman of the valuation committee.

Code of Ethics

SLF has adopted a code of ethics which applies to, among others, its senior officers, including its chief executive officer and its chief financial officer, as well as every other officer and director of SLF. SLF intends to disclose amendments to or waivers from a required provision of the code of ethics on Form 8-K.

Compensation of Independent Directors

Each of SLF’s Independent Directors receive an annual retainer fee of $25,000, payable once per year, if the director attends at least 75% of the meetings held during the previous year. In addition, each of SLF’s Independent Directors receive a fee of $625 for each regularly scheduled quarterly board of directors meeting that they participate in and $250 for each special board of directors meeting that they participate in. Independent Directors are reimbursed for all reasonable out-of-pocket expenses incurred in connection with participating in each board of directors meeting.

With respect to each audit committee meeting not held concurrently with a board of directors meeting, Independent Directors are reimbursed for all reasonable out-of-pocket expenses incurred in connection with participating in such audit committee meeting. In addition, the chairman of the audit committee receives an annual retainer of $1,875, while the chairman of the nominating and corporate governance committee and the chairman of the valuation committee receive annual retainers of $250 and $1,250 respectively.

Compensation of Executive Officers

To the extent (i) “benefit plan investors”, as defined in Section 3(42) of ERISA, and any regulations promulgated thereunder, hold less than 25% of Common Stock, or (ii) Common Stock is listed on a national securities exchange, we will reimburse the Administrator for expenses incurred by it on our behalf in performing its obligations under the administration agreement with the Administrator (the “Administration Agreement”). Certain of our executive officers, through their ownership interest in or management positions with the Investment Adviser, may be entitled to a portion of any profits earned by the Investment Adviser, which includes any fees payable to the Investment Adviser under the terms of our investment advisory and management agreement with our Investment Adviser (the “Investment Management Agreement”), less expenses incurred by the Investment Adviser in performing its services under our Investment Management Agreement. The Investment Adviser may pay additional salaries, bonuses, and individual performance awards and/or individual performance bonuses to our executive officers in addition to their ownership interest.

Indemnification Agreements

SLF entered into indemnification agreements with its directors. The indemnification agreements are intended to provide the directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that SLF shall indemnify the director who is a party to the agreement, or an Indemnitee, including the advancement of legal expenses, if, by reason of his corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act. Any amounts owing by SLF to any Indemnitee pursuant to the indemnification agreements will be payable by SLF.

Certain Relationships and Transactions

Investment Management Agreement

The Investment Management Agreement was approved by SLF’s board of directors at its initial meeting on June 18, 2019 and was executed by SLF and the Investment Adviser on January 22, 2020. We commenced our loan origination and investment activities on the date we issued shares of Common Stock to persons not affiliated with the Investment Adviser, which we refer to as the “Initial Closing Date.” Our Initial Closing Date occurred on February 18, 2020, and we have conducted subsequent closings (each, a “Subsequent Closing”) at times during our investment period (as agreed to at the time of our Initial Closing Date, the “Investment Period”). We pay the Investment Adviser a fee for its services under the Investment Management Agreement consisting of an annual base management fee (the “Management Fee”). The cost of the Management Fee payable to the Investment Adviser is borne by us and, as a result, is indirectly borne by our shareholders. The Management Fee is payable quarterly in arrears.

Pursuant to the existing Investment Management Agreement, during the Investment Period, the Management Fee was calculated at an annual blended rate with respect to our then-current aggregate committed capital by reference to (i) 0.70% (the “Initial Fee Rate”), in the case of the aggregate capital commitments received in the initial closing (the “Initial Closing”, such capital commitment, the “Initial Commitments”, and such fee with respect thereto, the “Initial Management Fee”), and (ii) 0.60% (the “Subsequent Fee Rate”) in the case of the aggregate capital commitments received in a subsequent closing (the “Subsequent Closing”, such capital commitment, the “Subsequent Commitments”, and such fee with respect thereto, a “Subsequent Management Fee”), subject, in each case, to the adjustments set forth in the existing Investment Management Agreement. Specifically, the Initial Fee Rate was subject to reduction during the first 11 quarters following the Initial Closing, and the Subsequent Fee Rate with respect to the Subsequent Commitments received in a Subsequent Closing was reduced during the first 5 quarters following such Subsequent Closing in the manner set forth in the existing Investment Management Agreement.

After the Investment Period, the Management Fee was calculated at a rate equal to the Applicable Ratio (as defined below) per annum on the basis of our net asset value as of the end of the most recently completed calendar quarter, and was payable quarterly in arrears. The “Applicable Ratio” equaled a percentage calculated by (i) taking the sum of (A) the aggregate Initial Commitments multiplied by 0.70%, plus (B) the aggregate amount of Subsequent Commitments multiplied by 0.60%, and dividing such total by (ii) our aggregate committed capital. For the avoidance of doubt, the Applicable Ratio was intended to reflect the respective ratios that each of the Initial Commitments and Subsequent Commitments bear to our aggregate committed capital in determining the Management Fee payable after expiration of the Investment Period. Please refer to “Item 3. Approval of the Amended and Restated Investment Advisory and Management Agreement by and between NMF SLF I, Inc. and New Mountain Finance Advisers BDC, L.L.C.” below for more information on the modifications to the Management Fee.

Trademark License Agreement

We have entered into a Trademark License Agreement with New Mountain Capital, pursuant to which New Mountain Capital has agreed to grant us a non-exclusive, royalty-free license to use the “New Mountain” names under the Trademark License Agreement, subject to certain conditions, we, the Investment Adviser and the Administrator have a right to use the “New Mountain” names, for so long as the Investment Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “New Mountain” name.

Potential Conflicts of Interest

Valuation Matters

Most of our portfolio investments are likely to be made in the form of securities that are not publicly traded. As a result, our board of directors will determine the fair value of these securities in good faith. In connection with this determination, investment professionals from the Investment Adviser may provide our board of directors with portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each company in which such portfolio investments are made or the issuers of such portfolio investments (the “Portfolio Companies”). The participation of the Investment Adviser’s investment professionals in our valuation process, and the indirect pecuniary interest in the Investment Adviser by a member of our board of directors could result in a conflict of interest as the Investment Adviser’s Management Fee is based, in part, on the value of our assets.

Other Fees

The Investment Adviser or its affiliates may from time to time receive compensation from a company in which we hold a portfolio investment, including monitoring fees, financial arranging services, loan administration or servicing, break-up fees, directors’ fees and/or other similar advisory fees (collectively, “Transaction Fees”). To the extent the Investment Adviser or its affiliates receive any transaction fees, the Management Fee shall be reduced by the allocable portion of such fees attributable to us, as determined pro rata based on the amount of capital committed to the relevant portfolio investment by us, any other funds or accounts managed by the Investment Adviser and its affiliates and/or any account owned or controlled by the Investment Adviser or an affiliate. Transaction fees shall not include any salary, benefits, directors’ fees, stock options and other compensation granted or paid by Portfolio Companies to (i) senior advisors for serving in Portfolio Company roles (and New Mountain Capital may reduce the compensation paid by the manager to senior advisors who serve in Portfolio Company roles) or (ii) other New Mountain Capital personnel in respect of services performed in an executive management role at a Portfolio Company during a period in which such other personnel was not an employee of New Mountain Capital.

Moreover, New Mountain Capital and its personnel can be expected to receive certain intangible and/or other benefits and/or perquisites arising or resulting from their activities on our behalf which will not be subject to the Management Fee offset or otherwise shared with us, our shareholders and/or the Portfolio Companies. For example, airline travel or hotel stays incurred as Company expenses typically result in “miles” or “points” or credit in loyalty / status programs, and such benefits and/or amounts will, whether or not de minimis or difficult to value, inure exclusively to New Mountain Capital and/or such personnel (and not us, our shareholders and/or the Portfolio Companies) even though the cost of the underlying service is borne by us and/or the Portfolio Companies.

Allocations of Investment Opportunities

The Investment Adviser and its affiliates may also manage other accounts in the future that may have investment mandates that are similar, in whole and in part, to our investment mandates. The Investment Adviser and its affiliates may determine that an investment is appropriate for us and for one or more of those other accounts. In such event, depending on the availability of such investment and other appropriate factors, the Investment Adviser or its affiliates may determine that we should invest side-by-side with one or more other accounts. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with the Investment Adviser’s allocation procedures.

It is the policy of the Investment Adviser to allocate investment opportunities to us and to any other accounts on a fair and equitable basis, to the extent practicable and in accordance with our or other accounts’ applicable investment strategies, over a period of time, in each case, in accordance with the Investment Adviser’s allocation policy.

In respect of certain investments where terms other than price are subject to negotiation, we are only able to co-invest with other accounts in accordance with the terms of the exemptive order issued by the SEC on October 8, 2019 (the “Exemptive Order”), which requires among other things the consent of our board of directors and the board of directors of any other BDC participating in the transaction.

In particular, we will only be able to participate in co-investment opportunities where in accordance with the terms of the Exemptive Order granted by the SEC or where the only term being negotiated is price. Similarly, we will be restricted in our ability to dispose of certain investments in Portfolio Companies. As a result, we may be forced to forgo certain investment or disposition opportunities that would otherwise be attractive for us to the extent co-investment is not permitted under the 1940 Act.

Where the terms of the Exemptive Order relief granted by the SEC are met, including consent of our board of directors and the board of any other BDC participating in the transaction, or in respect of investment opportunities where the only term negotiated is price, we may typically invest alongside other accounts in accordance with the terms of the Investment Adviser’s allocation policy.

The Investment Adviser has no obligation to purchase or sell a security for, enter into a transaction on behalf of, or provide an investment opportunity to, the company or other accounts solely because the Investment Adviser or its affiliates purchase or sell the same security for, enters into a transaction on behalf of, or provide an opportunity to, another account or the company if, in its reasonable opinion, such security, transaction or investment opportunity does not appear to be suitable, practicable or desirable for us or the other account.

Co-Investments

The Investment Adviser and its affiliates may, from time to time, subject to applicable law and conditions of the Investment Adviser’s Exemptive Order for co-investment under the 1940 Act, offer one or more stockholders or investors in other accounts and/or other third-party investors the opportunity to co-invest with us in particular investments, including through one or more co-mingled funds designed for co-investment with us. Except as otherwise agreed with any individual stockholders, the Investment Adviser and its affiliates are not obligated to arrange co-investment opportunities, and no stockholders will be obligated to participate in such an opportunity. The Investment Adviser and its affiliates have sole discretion as to the amount (if any) of a co-investment opportunity that will be allocated to particular stockholders or vehicles in which stockholders participate and may allocate co-investment opportunities instead to investors in other accounts or to third parties. The Investment Adviser or its affiliates may receive fees and/or allocations from co-investors, which may differ as among co-investors (and certain co-investors or co-investment vehicles may not be charged any fees), and also may differ from the fees borne by us.

Allocation of Personnel

The Investment Adviser shall cause its personnel to devote such time as shall be reasonably necessary to conduct our business affairs in an appropriate manner. New Mountain Capital personnel, including those responsible for our affairs, have commitments to, and may work on other projects unrelated to, us, including the other New Mountain Capital products. Such personnel may also (i) serve as members of the boards of directors of various public and private companies other than Portfolio Companies and retain fees for such services for such person’s own account, (ii) engage in such civic, trade association (or similar organization), industry and charitable activities as such person shall choose, (iii) conduct and manage such person’s personal and family investment and related activities and (iv) engage in any other activities not prohibited by our governing documents. Conflicts may arise as a result of such other activities and in allocating management time services and functions. The possibility exists that such companies could engage in transactions which would be suitable for us, but in which we might be unable to invest.

Conflicts Related to Portfolio Investments

Officers, employees and senior advisors of New Mountain Capital may serve, and certain stockholders may serve, as directors of certain portfolio investments and, in that capacity, will be required to make decisions that consider the best interests of such portfolio investment and its shareholders. In certain circumstances, for example in situations involving bankruptcy or near-insolvency of a Portfolio Company, actions that may be in the best interest of the portfolio investment may not be in our best interests, and vice versa. Accordingly, in these situations, there will be conflicts of interest between such individual’s duties as an officer or employee of New Mountain Capital, or as a stockholder, and such individual’s duties as a director of the Portfolio Company. A Portfolio Company may enter into transactions with another Portfolio Company or a portfolio company of another New Mountain Capital product. If an issuer in which the company and a New Mountain Capital-managed or sponsored fund or other investment vehicle hold different classes of securities encounters financial problems, decisions over the terms of any workout will raise conflicts of interest (including conflicts over proposed waivers and amendments to debt covenants and other terms).

Joint Venture Partners

In certain instances, the Investment Adviser may seek to make portfolio investments involving one or more joint venture partners, and joint venture partners and other third parties may co-invest with us with respect to certain investments. There can be no assurance that New Mountain Capital’s relationship with any existing joint venture partners will continue or that suitable joint venture partners will be found with respect to our investments. To the extent a dispute arises between New Mountain Capital and such joint venture partners, our portfolio investments relating thereto may be affected.

Investments by New Mountain Capital Principals and Employees in Us and Other Accounts

The New Mountain Capital principals and employees may choose to personally invest, directly and/or indirectly, in us. Investments by the New Mountain Capital principals and employees in us could incentivize the principals and employees to increase or decrease our risk profile.

Investments in Securities by Adviser Personnel

The New Mountain Capital Code of Ethics places restrictions on personal trades by employees, including that they disclose their personal securities holdings and transactions to New Mountain Capital on a periodic basis, and requires that employees pre-clear certain types of personal securities transactions. The Investment Adviser, its affiliates and their respective employees may give advice or take action for their own accounts that may differ from, conflict with or be adverse to advice given or action taken for us.

Investments in Debt Obligations of Issuers

Issuers of debt obligations in which we invests may agree to pay for some expenses that would otherwise be expenses of the Investment Adviser, including, without limitation, administrative and overhead expenses. While the Investment Adviser will act in a manner consistent with its fiduciary duties to us, payments of such expenses by such issuers may present a conflict of interest.

Allocation of Expenses Among Accounts and Co-Investors

The Investment Adviser seeks to fairly allocate expenses among the accounts, including the company, and any co-investors. Generally, accounts and co-investors that own an investment share in expenses related to such investment, including expenses originally charged solely to any account. However, it is not always possible or reasonable to allocate or re-allocate expenses to a co-investor, depending upon the circumstances surrounding the applicable investment (including the timing of the investment) and the financial and other terms governing the relationship of the co-investor to the accounts with respect to the investment, and, as a result, there may be occasions where co-investors do not bear a proportionate share of such expenses. In addition, where a potential investment is contemplated but ultimately not consummated, potential co-investors generally will not share in any expenses related to such potential investment, including expenses borne by any account with respect to such potential investment. Similarly, there may be circumstances when New Mountain Capital has considered a potential equity investment in a portfolio company on behalf of an account, has determined not to make such equity investment and a debt investment is eventually made in such portfolio company by New Mountain Finance Corporation (“NMFC”), New Mountain Guardian III BDC, L.L.C. (“Guardian III” and together with NMFC and SLF, the “Credit Funds”) or other investment vehicles sponsored by New Mountain Capital. In these circumstances, the Credit Funds or such other vehicles may benefit from research by New Mountain Capital’s investment team and/or from costs borne by the applicable account in pursuing the potential portfolio investment, but will not be required to reimburse such account for expenses incurred in connection with such investment.

Cross Transactions

To the extent permitted by the 1940 Act, including Rule 17a-7 thereunder, the Investment Adviser may determine that it would be in our best interests and one or more other accounts to transfer a security from one account to another (each such transfer, a “Cross Transaction”) for a variety of reasons, including, without limitation, tax purposes, liquidity purposes, to rebalance the portfolios of the accounts, or to reduce transaction costs. If the Investment Adviser decides to engage in a Cross Transaction, the Investment Adviser will determine that the trade is in the best interests of both of the accounts involved and take steps to ensure that the transaction is consistent with the duty to obtain best execution for each of those accounts.

Among other things, one or more of our subsidiaries may offer to other accounts participations in and/or assignments or sales of loans (or interests therein) that the subsidiaries have originated or purchased. In the event of such an offer, the price of the participation, assignment or sale will be based on the current market price of such loans and ascertained in a manner required by the 1940 Act. Further, the decision by such other accounts to accept or reject the relevant subsidiary’s offer will be made by a party independent of the Investment Adviser, such as a loan acquisition committee.

Principal Transactions

To the extent that Cross Transactions may be viewed as principal transactions (as such term is used under the Investment Advisers Act of 1940 (the “Advisers Act”)) due to the ownership interest in an account by the Investment Adviser or its personnel, the Investment Adviser will comply with the requirements of Section 206(3) of the Advisers Act. In connection with principal transactions, Cross Transactions, related-party transactions and other transactions and relationships involving potential conflicts of interest, the Investment Adviser will consult with our board of directors on such Cross Transactions; provided that the Investment Adviser will not consult with our board of directors or the stockholders for the sale of a loan to, or the purchase of a loan from, other accounts that are not principal accounts. Cross Transactions may be made when the Investment Adviser determines that it is in our best interests and other accounts to effectuate such trades. Our board of directors may be consulted prior to or contemporaneous with, or subsequent to, the consummation of a Cross Transaction. In no event will any such transaction be entered into unless it complies with applicable law. Our board of directors may be exculpated and indemnified by us.

Proxy Voting Policy

In compliance with Rule 206(4)-6 under the Advisers Act, the Investment Adviser has adopted proxy voting policies and procedures. The general policy is to vote proxy proposals, amendments, consents or resolutions (collectively, “Proxies”), in the best interests of its clients.

Because our investment program primarily involves investing through privately negotiated transactions, the Investment Adviser typically is not presented with traditional Proxy votes.

On the rare occasion we are asked to decide on matters involving voting our ownership interest in a portfolio investment, the Investment Adviser will seek to vote our Proxies in our best interest. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by us. Although the Investment Adviser will generally vote against proposals that may have a negative impact on our portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The Proxy voting decisions of the Investment Adviser are made by the senior officers who are responsible for monitoring our investments. To ensure that our vote is not the product of a conflict of interest, we will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a Proxy vote; and (b) employees involved in the decision-making process or vote administration are prohibited from revealing how the Investment Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

The Investment Adviser has identified one potential conflict of interest between our interests and its own arising from its Proxy voting process. From time to time, the Investment Adviser may be in a position where it must vote to approve certain directors’ participation on the boards of public companies in which we invest. Since the Investment Adviser’s employees are permitted to participate on public company boards (upon notification to, or approval by, the chief compliance officer, as applicable) there may be situations where the Investment Adviser has a decision as to whether to vote in favor of, or against, a public company director that is also compensated as an employee. If the Investment Adviser determines that it may have, or is perceived to have, a conflict of interest when voting Proxies, the Investment Adviser will either (i) convene a Proxy voting committee to address conflicts or (ii) refrain from voting when doing so is in our best interest.

The Investment Adviser Does Have Different Compensation Arrangements with Other Accounts

The Investment Adviser could be subject to a conflict of interest because varying compensation arrangements among us and other accounts could incentivize the Investment Adviser to manage us and such other accounts differently. These and other differences could make us less profitable to the Investment Adviser than certain other accounts.

Service Providers

The service providers or their affiliates (including any administrators, lenders, brokers, attorneys, consultants, accountants, appraisers, valuation experts, tax advisors, servicers, asset managers and investment banking firms) of us, New Mountain Capital or any of their affiliates may also provide goods or services to or have business, personal, political, financial or other relationships with New Mountain Capital, the Investment Adviser or their affiliates. Such service providers may be investors in us, affiliates of the Investment Adviser and/or sources of investment opportunities and co-investors or counterparties therewith. These relationships may influence the Investment Adviser in deciding whether to select or recommend such a service provider to perform services for us or a Portfolio Company or to have other relationships with New Mountain Capital. Notwithstanding the foregoing, investment transactions for us that require the use of a service provider will generally be allocated to service providers on the basis of best execution, the evaluation of which includes, among other considerations, such service provider’s provision of certain investment-related services and research that the Investment Adviser believes to be of benefit to us. Additionally, misconduct by service providers (such as the improper use or disclosure of confidential information which could result in litigation or serious financial harm by limiting our business prospects or future activities), which we may not be able to detect and prevent, could cause significant losses to us.

Our Self-Administration

The Administrator, solely or through the use of any third party sub-administrator, may provide all or any part of fund administration services (including the valuation of our assets) to us. Any costs for providing these services will not be included in the management fee and would be paid separately by us. The Investment Adviser’s ability to determine the fund administration fee the Administrator receives from us creates a conflict of interest. The Investment Adviser addresses this conflict by reviewing its fund administration fee as the Investment Adviser believes is appropriate to ensure that it is fair and comparable to equivalent services that could be performed by a non-affiliated third party, at a rate negotiated on an arm’s length basis.

Brokerage Arrangements

Depending upon market conditions and the types of financial instruments purchased and sold by us, we may or may not utilize broker-dealers. To the extent that we effect any transaction through a broker-dealer, we may elect to use one or more prime brokers or other broker-dealers for our transactions. We generally do not expect to enter into transactions in which commissions are charged, but in the event of any commission-based transaction, we will attempt to negotiate the lowest available commission rates commensurate with the particular services provided in connection with the transaction. Consequently, we may select broker-dealers that charge a higher commission or fee than another broker-dealer would have charged for effecting the same transaction. The selection of a broker-dealer will be made on the basis of best execution as determined by the Investment Adviser in its sole discretion, taking into consideration a number of factors, which may include, among others, commission rates, reliability, financial responsibility, strength of the broker-dealer and the ability of the broker-dealer to efficiently execute transactions, the broker-dealer’s facilities, and the broker-dealer’s provision or payment of the costs of research and other services or property that will be of benefit to us, the Investment Adviser, or other accounts to which the Investment Adviser or any of its affiliates provides investment services.

In addition, the Investment Adviser may be influenced in its selection of broker-dealers by their provision of other services, including but not limited to capital introduction, marketing assistance, information technology services, operations and operating equipment and other services or items. Such execution services, research, investment opportunities or other services may be deemed to be “soft dollars.” In the event that either of the Investment Adviser enters into “soft dollar” arrangements, it will do so within the “safe harbor” of Section 28(e) of the Commodity Exchange Act, as amended.

Research and Other Soft Dollar Benefits

New Mountain Capital has no written, third party “soft dollar” arrangement with any broker-dealer at present, but it may utilize both third party and proprietary research and cause us or other New Mountain Capital products to pay commissions (or markups or markdowns) higher than those charged by other broker dealers in return for proprietary soft dollar benefits. In so doing, New Mountain Capital has an incentive to select or recommend the broker-dealer based on its interest in receiving research or other products or services because New Mountain Capital would not have to pay for such research or services directly.

We or other New Mountain Capital products may and will bear more or less of the costs of “soft dollar” or other research than other New Mountain Capital products who benefit from such products or services. These research products or services may and will also benefit and be used to assist other New Mountain Capital products. In addition, research generated for New Mountain Capital’s credit strategy will be used to benefit other New Mountain Capital investment strategies and vice versa.

In the event that New Mountain Capital does enter into a “soft dollar” arrangement, the follow policy will apply to New Mountain Capital’s “soft dollar” practices:

In selecting a broker for any transaction or series of transactions, New Mountain Capital may consider a number of factors. Where best execution may be obtained from more than one broker, New Mountain Capital may purchase and sell securities through brokers that provide research, statistical and other information, although not all funds may in every instance be the direct beneficiaries of the research services provided. Research furnished by brokers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and analysis of corporate responsibility issues. Such research services are received primarily in the form of written reports, telephone contacts and personal meetings with security analysts.

Outside Statements

The Investment Adviser and its affiliates and employees have made, and may in the future make, oral and written statements or expressions of intent or expectation to investors in us or their affiliates or acknowledge statements by such persons (“Outside Statements”) regarding our or New Mountain Capital’s activities pertaining thereto. These may include, for example, the anticipated or expected allocation and terms of co-investment opportunities, the anticipated or expected allocation of investment opportunities to us generally and other topics often addressed in legally binding side letters. Although such Outside Statements are not legally binding, such Outside Statements may influence allocation and other decisions of the Investment Adviser and its affiliates and employees with respect to our operations and investment activities and may influence a prospective investor’s decision as to whether to invest in us.

The foregoing list of conflicts does not purport to be a complete enumeration or explanation of the actual and potential conflicts involved in an investment in us. Prospective investors should read our offering documents and consult with their own advisors before deciding whether to invest in us. In addition, as our investment program develops and changes over time, an investment in us may be subject to additional and different actual and potential conflicts. Although the various conflicts discussed herein are generally described separately, prospective investors should consider the potential effects of the interplay of multiple conflicts.

Certain Business Relationships

Certain of our current directors and officers are directors or officers of the Investment Adviser.

In the ordinary course of business, we may enter into transactions with Portfolio Companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our employees and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek board of directors review and approval or exemptive relief for such transaction. Our board of directors reviews these procedures on a quarterly basis.

We have adopted a Code of Ethics which applies to, among others, our senior officers, including our chief executive officer and chief financial officer, as well as all of our officers, directors and employees. Our Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to such Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our chief compliance officer.

BENEFICIAL OWNERSHIP OF EQUITY SECURITIES

The following table sets forth information with respect to the beneficial ownership of Common Stock as of the Record Date by:

•	each person known to SLF to beneficially own more than 5.0% of the outstanding shares of Common Stock

•	each of SLF’s directors and each executive officer individually; and

•	all of SLF’s directors and executive officers as a group.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and includes voting or investment power (including the powers to dispose) with respect to the securities and assumes no other purchases or sales of securities since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that SLF has with respect to the present intent of the beneficial owners of the securities listed in the table below.

Percentage of beneficial ownership below takes into account 28,443,289 shares of Common Stock outstanding as of the Record Date. Unless otherwise indicated, the address of all executive officers and directors is c/o NMF SLF I, Inc., 787 Seventh Avenue, 48th Floor, New York, New York 10019.

Name	Type of Ownership	SLF Common Stock Number(1)	Percentage
Interested Directors
John R. Kline	—	—	—%
Independent Directors
Alfred F. Hurley, Jr.	—	—	—%
David Ogens	—	—	—%
John P. Malfettone	—	—	—%
Alice W. Handy	—	—	—%
Executive Officers Who Are Not Directors
Robert A. Hamwee	—	—	—%
Karrie J. Jerry	—	—	—%
Shiraz Y. Kajee	—	—	—%
Adam B. Weinstein	—	—	—%
All Directors and Executive Officers as a Group (8 persons)		—	—%

Five-Percent Shareholders
UAW Retiree Medical Benefits Trust (solely for the benefit of the GM Separate Retiree Account)(2)	Record	12,623,403	44.4%
UAW Retiree Medical Benefits Trust (solely for the benefit of the Ford Separate Retiree Account)(3)	Record	8,830,964	31.0%
UAW Retiree Medical Benefits Trust (solely for the benefit of the Chrysler Separate Retiree Account)(4)	Record	5,634,480	19.8%

(1) (2)

Beneficial ownership has been determined in accordance with Exchange Act Rule 16a-1(a)(2).

UAW Retiree Medical Benefits Trust (solely for the benefit of the GM Separate Retiree Account) is a Michigan trust whose address is 200 Walker Street, Detroit, Michigan 48207.

(3)	UAW Retiree Medical Benefits Trust (solely for the benefit of the Ford Separate Retiree Account) is a Michigan trust whose address is 200 Walker Street, Detroit, Michigan 48207.

(4)	UAW Retiree Medical Benefits Trust (solely for the benefit of the Chrysler Separate Retiree Account) is a Michigan trust whose address is 200 Walker Street, Detroit, Michigan 48207.

Set forth below is the dollar range of equity securities beneficially owned by each of SLF’s directors as of the Record Date. SLF is not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors:
John R. Kline	None
Independent Directors:
Alfred F. Hurley, Jr.	None
David Ogens	None
John P. Malfettone	None
Alice W. Handy	None

(1) Beneficial ownership has been determined in accordance with Exchange Act Rule 16a-1(a)(2).

(2) The dollar range of equity securities beneficially owned are: None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000 or over $100,000.

Item 2.    RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS slf’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING
DECEMBER 31, 2020

Independent Registered Public Accounting Firm

During the year ended December 31, 2019, Deloitte & Touche LLP served as our independent registered public accounting firm. All services rendered by Deloitte & Touche LLP for the year ended December 31, 2019 were pre-approved in accordance with the pre-approval policies and procedures described in the Audit Committee Report below.

Principal Independent Registered Public Accounting Firm Fees

The Audit Committee reviewed the audit and non-audit services performed by Deloitte & Touche LLP, as well as the fees charged by Deloitte & Touche LLP for such services for the year ended December 31, 2019. The aggregate fees billed to us for professional accounting services, including the audit of our annual financial statements by Deloitte & Touche LLP for the year ended December 31, 2019, are set forth in the table below.

Table below in thousands

For the period from January 23, 2019 (inception) to
December 31, 2019
Audit Fees	$25
Audit-Related Fees	10
Tax Fees	5
All Other Fees	—
Total Fees	$40

Audit fees: Audit fees consist of fees billed for professional services rendered for the audit of our year-end consolidated financial statements and reviews of the condensed consolidated financial statements filed with the SEC on Forms 10-K and 10-Q. Audit fees also include fees for the audit opinion rendered regarding the effectiveness of internal control over financial reporting.

Audit-related fees: Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees”. These services include, among other things, providing comfort letters, consents and review of documents filed with the SEC, as well as attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax fees: Tax services fees consist of fees billed for professional tax services. These services also include assistance regarding federal, state, and local tax compliance.

All other fees: Other fees would include fees for products and services other than the services reported above.

Audit Committee Report

The audit committee of SLF’s board of directors operates under a written charter adopted by SLF’s board of directors. The audit committee is currently composed of Ms. Handy and Messrs. Hurley, Ogens and Malfettone.

Management is responsible for SLF'’s internal controls and the financial reporting process. SLF’s independent registered public accounting firm is responsible for performing an independent audit of SLF’s financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The audit committee’s responsibility is to monitor and oversee these processes. The audit committee is also directly responsible for the appointment, compensation, retention, oversight and termination of SLF’s independent registered public accounting firm.

Audit Firm Selection/Ratification

At least annually, the audit committee reviews the Company’s independent registered public accounting firm to decide whether to retain such firm on behalf of the Company. Deloitte & Touche LLP has been the Company’s independent registered public accounting firm since 2019.

When conducting its latest review of Deloitte & Touche LLP, the audit committee actively engaged with Deloitte’s engagement partners and considered, among other factors:

•	the professional qualifications of Deloitte & Touche LLP and that of the lead audit partner and other key engagement members relative to the current and ongoing needs of the Company;

•	Deloitte & Touche LLP’s historical and recent performance on the Company’s audits, including the extent and quality of Deloitte & Touche LLP’s communications with the Audit Committee related thereto;

•	senior management’s assessment of Deloitte & Touche LLP’s performance;

•	the appropriateness of Deloitte & Touche LLP’s fees relative to both efficiency and audit quality;

•	Deloitte & Touche LLP’s independence policies and processes for maintaining its independence;

•	reports of the Public Company Accounting Oversight Board (“PCAOB”) on Deloitte & Touche LLP;

•	Deloitte & Touche LLP’s tenure as the Company’s independent registered public accounting firm and its related depth of understanding of the Company’s businesses, operations and systems and the Company’s accounting policies and practices;

•	Deloitte & Touche LLP’s demonstrated professional integrity and objectivity; and

•	the relative benefits, challenges, overall advisability and potential impact of selecting a different independent registered public accounting firm.

As a result of this evaluation, the audit committee recommended the selection of Deloitte & Touche LLP to serve as the independent registered public accounting firm of the Company for the year ending December 31, 2020.

Audit Engagement Partner Selection

Under SEC rules and Deloitte & Touche LLP’s practice, the lead engagement audit partner is required to change every five years, and the current lead audit partner has held such position since 2019.

Pre-Approval Policy

The audit committee has established a pre-approval policy that describes the permitted audit, audit-related, consulting services and other services to be provided by Deloitte & Touche LLP, SLF’s independent registered public accounting firm. The policy requires that the audit committee pre-approve the audit, non-audit and consulting services performed by the independent auditors in order to assure that the provision of such services does not impair the auditors’ independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the audit committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the audit committee. However, the audit committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management. The audit committee pre-approved 100% of services described in this policy.

Review with Management

The audit committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the audit committee that SLF’s financial statements were prepared in accordance with accounting principles generally accepted in the United States.

Review and Discussion with Independent Registered Public Accounting Firm

The audit committee has discussed with Deloitte & Touche LLP, SLF’s independent registered public accounting firm, matters required to be discussed by the applicable requirements of the PCAOB. The audit committee receives and reviews the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the PCAOB, and has discussed with the auditors the auditors’ independence. The audit committee has also considered the compatibility of non-audit services with the auditors’ independence.

Conclusion

Based on the audit committee’s discussions with management and the independent registered public accounting firm, the audit committee’s review of the audited financial statements, the representations of management and the reports of the independent registered public accounting firm to the audit committee, the audit committee recommended that SLF’s board of directors include the audited financial statements in SLF’s Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the SEC.

THE AUDIT COMMITTEE
John P. Malfettone, Chair
Alfred F. Hurley, Jr.
David Ogens
Alice W. Handy

Item 3.    APPROVAL OF THE AMENDED AND RESTATED INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT BY AND BETWEEN NMF SLF I, INC. AND NEW MOUNTAIN FINANCE ADVISERS BDC, L.L.C.

SLF’s board of directors recommends the approval of the Amended and Restated Investment Management Agreement. The Investment Adviser currently serves as the investment adviser of SLF pursuant to the Investment Management Agreement, which was initially approved by SLF’s board of directors on June 18, 2019 and was executed by SLF and the Investment Adviser on January 22, 2020.

Background

SLF’s board of directors met by virtual means on November 19, 2020 for purposes of, among other things, considering whether it would be in the best interests of SLF and its stockholders to approve the Amended and Restated Investment Management Agreement. At the meeting, SLF’s board of directors, including a majority of the Independent Directors, unanimously approved the Amended and Restated Investment Management Agreement and unanimously recommended its approval by SLF’s stockholders. On November 19, 2020, SLF’s stockholders, via the Consent, approved the Amended and Restated Investment Management Agreement in similar form as the Investment Management Agreement, except for modifications to the Management Fee which is now based on invested assets instead of capital commitments. A marked copy of the Amended and Restated Investment Management Agreement, indicating changes from the Investment Management Agreement, is attached hereto as Annex A.

Information About the Investment Adviser

The Investment Adviser is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. The Investment Adviser was formed in 2010 and has over $5.5 billion in assets under management as of September 30, 2020, of which $319.6 million are the consolidated assets of SLF. As of September 30, 2020 the Investment Adviser was supported by approximately 51 staff members, including over 15 investment professionals.

The Investment Adviser is a wholly-owned subsidiary of New Mountain Capital whose ultimate owners include Steven B. Klinsky and related and other vehicles. Steven B. Klinsky is the chief executive officer of New Mountain Capital and serves on the investment committee of the Investment Adviser. Robert A. Hamwee, the chief executive officer of SLF, is a managing director of New Mountain Capital and serves on the investment committee of the Investment Adviser. Adam Weinstein, the executive vice president of SLF, is a managing director of New Mountain Capital and serves on the investment committee of the Investment Adviser. John R. Kline, the chief operating officer and president of SLF, is a managing director of New Mountain Capital and serves on the investment committee of the Investment Adviser. Shiraz Y. Kajee, the chief financial officer and treasurer of SLF, is a managing director of New Mountain Capital. Karrie J. Jerry, the chief compliance officer and corporate secretary of SLF, is a director of New Mountain Capital. The business address of the Investment Adviser, New Mountain Capital and Messrs. Klinsky, Hamwee, Weinstein, Kline, Kajee and Jerry is 787 Seventh Avenue, 48th Floor, New York, New York 10019.

Under the Amended and Restated Investment Management Agreement, the Investment Adviser continues to serve as the external investment adviser to SLF and to manage SLF’s investment activities in a manner that satisfies the requirements of Sections 15(a) and (c) of the 1940 Act. Subject to the overall supervision of SLF’s board of directors, the investment, exit decisions and day-to-day investment activities of SLF will be managed by members of the Investment Adviser’s investment committee.

Summary of the New and Prior Advisory Agreements

On November 19, 2020, SLF’s stockholders approved, via the Consent, the Amended and Restated Investment Management Agreement in a manner required by the 1940 Act and will be entered into 20 calendar days after this Information Statement is sent to stockholders. The terms and conditions of the Amended and Restated Investment Management Agreement are substantially similar to the terms and conditions of the Investment Management Agreement, except the Management Fee has been amended to be based on assets invested instead of capital commitments in accordance with the schedule provided below.

Advisory and Other Services.  Under the terms of the Amended and Restated Investment Management Agreement, the Investment Adviser has full discretion and authority to manage the assets and liabilities of SLF and to manage the day-to-day business and affairs of SLF, in each case in accordance with SLF’s investment objective, policies and restrictions.

Management Services

The Investment Adviser will continue to serve, pursuant to the Amended and Restated Investment Management Agreement, in accordance with the 1940 Act. Subject to the overall supervision of SLF’s board of directors, the Investment Adviser will continue to manage SLF’s day-to-day operations and provide it with investment advisory and management services. Under the terms of the Amended and Restated Investment Management Agreement, the Investment Adviser will continue to:

•	determine the composition of SLF’s portfolio, the nature and timing of the changes to its portfolio and the manner of implementing such changes;

•	determine the securities and other assets that SLF will purchase, retain or sell;

•	identify, evaluate and negotiate the structure of the investments that SLF makes;

•	execute, monitor and service the investments SLF makes;

•	perform due diligence on prospective portfolio companies;

•	vote, exercise consents and exercise all other rights appertaining to such securities and other assets on behalf of SLF; and

•	provide SLF with such other investment advisory, research and related services as SLF may, from time to time, reasonably require.

The Investment Adviser’s services under the Amended and Restated Investment Management Agreement are not exclusive, and the Investment Adviser (so long as its services to SLF are not impaired) and/or other entities affiliated with New Mountain Capital are permitted to furnish similar services to other entities.

Management Fees

Pursuant to the Amended and Restated Investment Management Agreement, SLF will pay the Investment Adviser a Management Fee for its investment advisory and management services. The cost of the Management Fee payable to the Investment Adviser is borne by SLF and, as a result, is indirectly borne by SLF’s stockholders. The Management Fee is payable quarterly in arrears, and is calculated based on an annual blended rate with respect to the Company’s Assets Invested (defined below) at the end of each quarterly period by reference to (i) 0.70% in the case of Assets Invested equal to or less than $500 million and (ii) 0.60% in the case of Assets Invested of greater than $500 million, in each case, in the manner set forth in the schedule below. “Assets Invested” shall mean, as of the end of each quarterly period, the sum of the Company’s (i) drawn Capital Commitments (as such term is defined in the subscription agreements executed by each of the Company’s shareholders), and (ii) outstanding principal on borrowings. Any Management Fees payable shall be calculated based on the lower of the actual Assets Invested as of the end of any quarter and the target Assets Invested for that quarter, as specifically set forth in the schedule below. Management Fees for any partial quarter will be appropriately prorated.

Management Fee Calculation

The following quarterly fee percentages shall be payable with respect to the Company’s target Assets Invested from the quarter ending December 31, 2020 through the end of the Investment Period:

Quarter Ending	Quarter	Target Assets Invested(1) ($ in millions)	Quarterly Management Fee Percentage	Quarterly Dollar Amount(2) ($ in millions)
12/31/2020	1	390.0	0.068250%	0.6825
3/31/2021	2	515.0	0.089750%	0.8975
6/30/2021	3	640.0	0.108500%	1.085
9/30/2021	4	765.0	0.127250%	1.2725
12/31/2021	5	890.0	0.146000%	1.46
3/31/2022	6	1,000.0	0.162500%	1.625
6/30/2022	7	1,000.0	0.162500%	1.625
9/30/2022	8	1,000.0	0.162500%	1.625
12/31/2022	9	1,000.0	0.162500%	1.625
3/31/2023	10	1,000.0	0.162500%	1.625
6/30/2023	11	1,000.0	0.162500%	1.625
9/30/2023	12 and beyond(3)	1,000.0	0.162500%	1.625

(1)	For the avoidance of doubt, the Management Fee paid at the end of any quarter shall be calculated based on the lower of the actual Assets Invested as of the end of any quarter and the target Assets Invested for that quarter.

(2)	Reflects dollar amount of Management Fees payable for the applicable quarter based on the Company’s target Assets Invested as of the end of such quarter.

(3)	Reflects the Management Fee payable beginning in quarter 12 and extending through the end of the Investment Period.

Under the existing Investment Management Agreement, SLF has paid the Investment Adviser $436,659 since inception. It is not possible to calculate the amount that the Investment Adviser would have charged if the Management Fee in the schedule above were in effect since inception because the Management Fee in the schedule above is based on target Assets Invested in future periods. Please refer to “Item 1. Election of Directors—Certain Relationships and Transactions with Related Persons” above for more information on the fee structure under the existing Investment Management Agreement.

Management and Incentive Fees of NMFC

In addition to SLF, the Investment Adviser provides investment advisory and management services to NMFC, which has total consolidated assets of $3.0 billion as of September 30, 2020. The Investment Adviser charges NMFC both a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% of NMFC’s gross assets, which equals NMFC’s total assets on its consolidated statements of assets and liabilities, less (i) the borrowings under New Mountain Finance SPV Funding, L.L.C. Loan and Security Agreement, as amended and restated, dated October 27, 2010, and (ii) cash and cash equivalents.

The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20.0% of NMFC’s pre-incentive fee adjusted net investment income for the immediately preceding quarter, subject to a “preferred return”, or “hurdle”, and a “catch-up” feature. Pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, upfront, diligence and consulting fees or other fees that NMFC receives from portfolio companies) accrued during the calendar quarter, minus NMFC’s operating expenses for the quarter (including the base management fee, expenses payable under an administration agreement with the Administrator, and any interest expense and distributions paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that NMFC has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

The second part of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of NMFC’s investment management agreement) and will equal 20.0% of NMFC’s realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee.

Management and Incentive Fees of Guardian III

In addition to SLF and NMFC, the Investment Adviser provides investment advisory and management services to Guardian III, which has total consolidated assets of $401.3 million as of September 30, 2020. The Investment Adviser charges Guardian III both a base management fee and an incentive fee. The management fee is payable quarterly in arrears at an annual rate of 1.15% of the Managed Capital (as defined below) as of the last day of the applicable quarter. For the period from the effective date of Guardian III’s investment management agreement through June 30, 2020, the base management fee was reduced by 50% (for the avoidance of doubt, this results in a management fee rate of 0.575% through June 30, 2020). “Managed Capital” means the value of aggregate contributed capital from all of Guardian III’s unitholders (including any outstanding borrowings under any subscription line drawn in lieu of capital calls) less any return of capital distributions and less any cumulative realized losses since inception (calculated net of any subsequently reversed realized losses and net of any realized gains).

The incentive fee consists of two parts. The portion based on Guardian III’s income is based on pre-incentive fee net investment income. Pre-incentive fee net investment income, expressed as a rate of return on the value of Guardian III’s members’ capital at the end of the immediate preceding quarter, is compared to a “hurdle rate” of return of 1.75% per quarter (7.0% annualized).

The second component of the incentive fee is the capital gains incentive fee. Guardian III will pay the Investment Adviser an incentive fee with respect to its cumulative realized capital gains computed net of all realized capital losses and unrealized capital depreciation since inception.

Payment of Expenses

All investment professionals of the Investment Adviser and their respective staffs, when and to the extent engaged in providing investment advisory and management services under the Amended and Restated Investment Management Agreement (as opposed to the accounting, compliance and other administrative services set forth in clause (xxiii) below), and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Investment Adviser and not by us.

We will bear our own legal and other expenses incurred in connection with our formation and organization and the offering of Common Stock, including external legal and accounting expenses, printing costs, travel and out-of-pocket expenses related to marketing efforts (other than any placement fees, which will be borne by the Investment Adviser directly or pursuant to waivers of the Management Fee), up to a maximum aggregate amount of $1 million.

In addition to Management Fees, except as noted above, we are permitted to bear all other expenses directly and specifically related to our operations, which expenses may include without limitation:

(i)	all costs and expenses with respect to the actual or proposed acquisition, financing, holding, monitoring or disposition of our investments, whether such investments are ultimately consummated or not, including, origination fees, syndication fees, due diligence costs, broken deal expenses, bank service fees, fees and expenses of custodians, transfer agents, consultants, experts, travel expenses incurred for investment-related purposes, outside legal counsel, consultants and accountants, administrator’s fees of third party administrators (subject to clause (xxiii) below) and financing costs (including interest expenses);

(ii)	expenses for liability insurance, including officers and independent directors liability insurance, cyber insurance and other insurance (but excluding the cost of liability insurance covering the Investment Adviser and its officers to the extent that the assets of the Company are treated as “plan assets” for purposes of ERISA);

(iii)	extraordinary expenses incurred by the Company (including litigation);

(iv)	indemnification and contribution expenses provided, that we will not bear such fees, costs or expenses to the extent that the relevant conduct is not indemnifiable under applicable law, including ERISA, if applicable;

(v)	taxes and other governmental fees and charges;

(vi)	administering and servicing and special servicing fees paid to third parties for our benefit;

(vii)	the cost of Company-related operational and accounting software and related expenses;

(viii)	cost of software (including the fees of third-party software developers) used by the Investment Adviser and its affiliates to track and monitor our investments (specifically, cost of software related to data warehousing, portfolio administration/reconciliation, loan pricing and trade settlement attributable to the Company);

(ix)	expenses related to the valuation or appraisal of our investments;

(x)	risk, research and market data-related expenses (including software) incurred for our investments;

(xi)	fees, costs and expenses (including legal fees and expenses) incurred to comply with any applicable law, rule or regulation (including regulatory filings such as financial statement filings, ownership filings (Section 16 or Section 13 filings), blue sky filings and registration statement filings, as applicable) to which we are subject or incurred in connection with any governmental inquiry, investigation or proceeding involving us; provided that we will not bear such fees, costs or expenses to the extent that the relevant conduct is not indemnifiable under applicable law, including ERISA, if applicable;

(xii)	costs associated with the wind-up, liquidation, dissolution and termination of the Company;

(xiii)	other legal, operating, accounting, tax return preparation and consulting, auditing and administrative expenses in accordance with the Amended and Restated Investment Management Agreement and the Administration Agreement and fees for outside services provided to us or on our behalf; provided that if the assets of the Company are treated as “plan assets” for purposes of ERISA, we will not incur such expenses or fees, if such expenses and fees arise in connection with such services, to the extent that they are performed by the Administrator;

(xiv)	expenses of SLF’s board of directors (including the reasonable costs of legal counsel, accountants, financial advisors and/or such other advisors and consultants engaged by SLF’s board of directors, as well as travel and out-of-pocket expenses related to the attendance by directors at board of directors meetings), to the extent permitted under applicable law, including ERISA, if applicable;

(xv)	annual or special meetings of the SLF stockholders;

(xvi)	the costs and expenses associated with preparing, filing and delivering to the SLF stockholders periodic and other reports and filings required under federal securities laws as a result of our status as a BDC;

(xvii)	ongoing Company offering expenses;

(xviii)	federal and state registration fees pertaining to the Company;

(xix)	costs of Company-related proxy statements, SLF stockholders’ reports and notices;

(xx)	costs associated with obtaining fidelity bonds as required by the 1940 Act and Section 412 of ERISA;

(xxi)	printing, mailing and all other similar direct expenses relating to the Company;

(xxii)	expenses incurred in preparation for or in connection with (or otherwise relating to) any initial public offering or other debt or equity offering conducted by the Company, including but not limited to external legal and accounting expenses, printing costs, travel and out-of-pocket expenses related to marketing efforts; and

(xxiii)	only to the extent (i) benefit plan investors hold less than 25% of our Common Stock, or (ii) our Common Stock is listed on a national securities exchange, our allocable portion of overhead, including office equipment and supplies, rent and our allocable portion of the compensation paid to accounting, compliance and administrative staff employed by the Investment Adviser or its affiliates who provide services to the Company necessary for its operation, including related taxes, health insurance and other benefits.

Term, Continuance and Termination.

The Amended and Restated Investment Management Agreement provides that it will remain in force for two years from the date on which it first becomes effective, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (A) the vote of SLF’s boards of directors, or by the vote of a majority of the outstanding voting securities of SLF and (B) the vote of a majority of SLF’s board of directors who are not parties to the Amended and Restated Investment Management Agreement or Independent Directors of any such party, in accordance with the requirements of the 1940 Act. Notwithstanding the foregoing, the Amended and Restated Investment Management Agreement may be terminated (i) by SLF at any time, without the payment of any penalty, upon giving the Investment Adviser 60 days’ written notice (which notice may be waived by the Investment Adviser), provided that such termination by SLF shall be directed or approved by the vote of a majority of the directors of SLF in office at the time or by the vote of the holders of a majority of the voting securities of SLF at the time outstanding and entitled to vote, or (ii) by the Investment Adviser on 60 days’ written notice to SLF (which notice may be waived by SLF).

Board of Directors Consideration of the Amended and Restated Investment Management Agreement

At a virtual meeting of SLF’s board of directors held on November 19, 2020, SLF’s board of directors considered the approval of the Amended and Restated Investment Management Agreement. SLF’s board of directors held such meeting by virtual means in reliance on relief provided by the SEC in response to the COVID-19 pandemic. Such relief allows SLF’s board of directors to approve the Amended and Restated Investment Management Agreement at a meeting that is not in person so long as it ratifies its approval at the next in-person meeting. SLF’s board of directors believes that the terms and conditions of the Amended and Restated Investment Management Agreement are fair to, and in the best interests of, SLF and its stockholders. SLF’s board of directors also believes that there will be no change in the services provided by the Investment Adviser to SLF from the services previously provided by the Investment Adviser to SLF, including the investment process, operations or investment advisory services to SLF under the Amended and Restated Investment Management Agreement. In reaching a decision to approve the Amended and Restated Investment Management Agreement, SLF’s board of directors considered, among other things:

•	The nature, extent and quality of advisory and other services provided by the Investment Adviser, including information about the investment performance of SLF relative to its stated objectives and in comparison to the performance of SLF’s peer group, and concluded that such advisory and other services are satisfactory and SLF’s investment performance is reasonable;

•	The experience and qualifications of the personnel providing such advisory and other services, including information about the backgrounds of the investment personnel, the allocation of responsibilities among such personnel and the process by which investment decisions are made, and concluded that the investment personnel of the Investment Adviser have extensive experience and are well qualified to provide advisory and other services to SLF;

•	The modified fee structure, the existence of any fee waivers, and SLF’s anticipated expense ratios in relation to those of other BDCs having with similar investment objectives, and concluded that the modified fee structure is reasonable;

•	The modified advisory fees charged by the Investment Adviser to SLF and comparative data regarding the advisory fees charged by other investment advisers to BDCs with similar investment objectives, and concluded that the modified advisory fees to be charged by the Investment Adviser to SLF are reasonable;

•	The direct and indirect costs, including for personnel and office facilities, that are incurred by the Investment Adviser and its affiliates in performing services for SLF and the basis of determining and allocating these costs, and concluded that the direct and indirect costs, including the allocation of such costs, are reasonable;

•	The total of all assets managed by the Investment Adviser, as well as total number of investment companies and other clients serviced by the Investment Adviser and possible economies of scale arising from SLF’s size and/or anticipated growth, and the extent to which such economies of scale are reflected in the modified advisory fees charged by the Investment Adviser to SLF, and concluded that some economies of scale may be possible in the future;

•	Other possible benefits to the Investment Adviser and its affiliates arising from their relationships with SLF, and concluded that any such other benefits were not material to the Investment Adviser and its affiliates; and

•	Possible alternative fee structures or bases for determining fees and the possibility of obtaining similar services from other third party service providers, and concluded that the Company’s modified fee structure and bases for determining fees are satisfactory.

Based on the information reviewed and the discussions detailed above, SLF’s board of directors, including a majority of the Independent Directors, concluded that the amended Management Fee and other amounts payable to the Investment Adviser pursuant to the Amended and Restated Investment Management Agreement are reasonable in relation to the services to be provided. SLF’s board of directors did not assign relative weights to the above factors or the other factors considered by it. In addition, SLF’s board of directors did not reach any specific conclusion on each factor considered, but conducted an overall analysis of these factors. Individual members of SLF’s board of directors may have given different weights to different factors.

AVAILABLE INFORMATION

Annual Reports

When available, SLF will furnish, without charge, copies of SLF’s annual report on Form 10-K, quarterly reports on Form 10-Q and Current Reports on Form 8-K, to an investor upon request directed to NMF SLF I, Inc., 787 Seventh Avenue, 48th Floor, New York, New York 10019, Attention: Investor Relations or by telephone at (212) 720-0300. The reports are also available at no cost through the SEC’s EDGAR database at www.sec.gov.

Delivery of Proxy Materials

Please note that only one copy of the 2020 Information Statement or the 2019 Annual Report may be delivered to two or more stockholders of record of the Company who share an address unless we have received contrary instructions from one or more of such stockholders. We will deliver promptly, upon request, a separate copy of any of these documents to stockholders of record of the Company at a shared address to which a single copy of such documents was delivered. Stockholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by calling us at (212) 720-0300 or by writing to NMF SLF I, Inc., c/o Karrie J. Jerry, Corporate Secretary, 787 Seventh Avenue, 48th Floor, New York, New York 10019.

PRIVACY NOTICE

Your privacy is very important to us. This Privacy Notice sets forth our policies with respect to non-public personal information about our stockholders and prospective and former stockholders. These policies apply to our stockholders and may be changed at any time, provided a notice of such change is given to you. This notice supersedes any other privacy notice you may have received from us.

Certain disclosures are “permitted under the rules” (for example disclosures to accountants and attorneys for the fund) and the rules allow an individual investor to elect to “opt out” of any other disclosures to unaffiliated third parties. We believe that all of our existing and future anticipated disclosures are permissible under these new rules and will therefore not be affected by an “opt out” election. In the unlikely event we deem it necessary to disclose information, which is not permitted under the rules, we have provided you with an election to “opt out” of such disclosure.

In the European Economic Area (“EEA”), investors subject to EU Regulation 2016/679 on the protection of natural persons with regard to the processing of personal data and on the free movement of such data (the “GDPR”) who control and/or process personal data, including any personal data furnished in a subscription agreement provided to us (such as authorized signatories, directors, beneficial owners, etc.) or personal data provided in the course of communicating with us (such as email addresses, business cards, telephone numbers, etc.), are required to ensure, inter alia, that any such data is processed and provided lawfully, fairly and in a transparent manner. The addendum to this Privacy Notice is intended to provide specific information about how we use and process personal data received from investors established in the EEA.

In connection with the formation and ongoing activities of our private investment funds, we collect and maintain nonpublic personal information about our individual investors from the following sources:

•	Information we receive from you on subscription agreements, investor questionnaires or other forms that you submit to us or contracts that you enter into with us;

•	Information related to your transactions with us, our affiliates or others; and

•	Information you provide us directly about your personal finances or personal circumstances, including information obtained from meetings, telephone conversations and electronic communication with you.

We may disclose any of the information we collect, as described above, in connection with the activities of our investment funds to third parties and to our affiliates, including:

•	Providers of services and products, such as broker-dealers, custodians, banks and others used to finance or facilitate transactions by or operations of our private funds; and

•	Actual and potential portfolio companies, purchasers thereof and potential co-investors, and each of their respective advisors if requested in connection with an investment or disposition.

We may also disclose nonpublic personal information about you to non-affiliated third parties as permitted or required by law and in accordance with the agreements governing your investment in our private funds, including:

•	Other service providers to our investment funds, such as those who provide accounting, legal or tax preparation services;

•	Other partners and potential investors in our investment funds; and transfer agents, portfolio companies, brokerage firms and the like, in connection with distributions to our limited partners.

We have procedures in place that limit access to personal information to those employees who have a reasonable need to know such information in order to perform business services. We maintain physical, electronic and procedural safeguards to guard the non-public personal information that we have obtained from you.

If you have any questions regarding this policy or the treatment of your non-public personal information, please contact our chief compliance officer at (212) 655-0083.

ANNEX A

~~EXECUTION VERSION~~

AMENDED AND RESTATED

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

BETWEEN

NMF SLF I, INC.

AND

NEW MOUNTAIN FINANCE ADVISERS BDC, L.L.C.

Agreement ~~(this "Agreement")~~is made this ~~22nd~~       day of ~~January~~            2020, by and between NMF SLF I, INC., a Maryland corporation (the "Company"), and NEW MOUNTAIN FINANCE ADVISERS BDC, L.L.C., a Delaware limited liability company (the "Adviser").

WHEREAS, the Company is a closed-end management investment company that ~~intends to elect~~has elected to be ~~treated~~regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (the "Investment Company Act");

WHEREAS, the Adviser is an investment adviser that is registered under the Investment Advisers Act of 1940 (the "Advisers Act"); and

WHEREAS, the Company ~~desires to retain~~ and the Adviser are parties to the investment advisory and management agreement, dated January 22, 2020, by and between the Company and the Adviser (the “Prior Agreement”);

WHEREAS, the Company and Adviser desire to ~~furnish~~amend and restate the Prior Agreement in order to modify the Management Fee (defined below) payable by the Company to the Adviser as reflected in Section 3 hereof and Annex A hereto, and to set forth the terms and conditions for the continued provision by the Adviser of investment advisory services to the Company ~~on the terms and conditions hereinafter set forth, and the Adviser wishes to be retained to provide such services;~~; and

WHEREAS, the Company’s board of directors and stockholders have approved this amended and restated investment advisory and management agreement (this “Agreement”) in accordance with the requirements of the Investment Company Act.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:

1.            Duties of the Adviser.

(a)       The Company hereby employs the Adviser to act as the investment adviser to the Company and to manage the investment and reinvestment of the assets of the Company, subject to the supervision of the Board of Directors of the Company (the "Board"), for the period and upon the terms herein set forth. In the performance of its duties, the Adviser shall at all times conform to, and act in accordance with, any requirements imposed by (i) the provisions of the Investment Company Act, and of any rules or regulations in force thereunder, subject to the terms of any exemptive order applicable to the Company; (ii) the U.S. Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if applicable; (iii) any other applicable provision of law; (iv) the provisions of the Articles of Incorporation (the "Charter") and the Bylaws of the Company, each as amended and/or restated from time to time; (v) the investment objectives, policies and restrictions applicable to the Company as set forth in the Company's Registration Statement on Form 10, first filed with the Securities and Exchange Commission (the "SEC") on November 22, 2019 (the "Registration Statement"), as they may be amended from time to time by the Board upon written notice to the Adviser; and (vi) any other policies and determinations of the Board provided in writing to the Adviser. Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement, (i) determine the composition of the portfolio of the Company, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify, evaluate and negotiate the structure of the investments made by the Company; (iii) execute, monitor and service the Company's investments; (iv) determine the securities and other assets that the Company will purchase, retain, or sell; (v) perform due diligence on prospective portfolio companies; (vi) vote, exercise consents and exercise all other rights appertaining to such securities and other assets on behalf of the Company; and (vii) provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds. Subject to the supervision of the Board, the Adviser shall have the power and authority on behalf of the Company to effectuate its investment decisions for the Company, including the execution and delivery of all documents relating to the Company's investments and the placing of orders for other purchase or sale transactions on behalf of the Company. In the event that the Company determines to acquire debt financing, the Adviser will arrange for such financing on the Company's behalf, subject to the oversight and approval of the Board. If it is necessary for the Adviser to make investments on behalf of the Company through a special purpose vehicle, the Adviser shall have authority to create or arrange for the creation of such special purpose vehicle and to make such investments through such special purpose vehicle (in accordance with the Investment Company Act).

(b)           The Adviser hereby accepts such employment and agrees during the term hereof to render the services described herein for the compensation provided herein.

(c)           The Adviser shall for all purposes herein provided be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

(d)            The Adviser shall keep and preserve for the period required by the Investment Company Act any books and records relevant to the provision of its investment advisory services to the Company and shall specifically maintain all books and records in accordance with Section 31(a) of the Investment Company Act with respect to the Company's portfolio transactions and shall render to the Board such periodic and special reports as the Board may reasonably request. The Adviser agrees that all records that it maintains for the Company are the property of the Company and will surrender promptly to the Company any such records upon the Company's request, provided that the Adviser may retain a copy of such records.

2.             Company's Responsibilities and Expenses Payable by the Company.

All investment professionals of the Adviser and their respective staffs, when and to the extent engaged in providing investment advisory and management services hereunder (as opposed to the accounting, compliance and other administrative services set forth in clause (xxiii) below), and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Adviser and not by the Company.

The Company will bear its own legal and other expenses incurred in connection with the Company's formation and organization and the offering of its Shares, including external legal and accounting expenses, printing costs, travel and out-of-pocket expenses related to marketing efforts (other than any placement fees, which will be borne by the Adviser directly or pursuant to waivers of the Management Fee), up to a maximum aggregate amount of $1 million.

In addition to Management Fees, except as noted above, the Company will bear all other costs and expenses that are directly and specifically related to its operations, including (without limitation) those relating to:

(i)	all costs and expenses with respect to the actual or proposed acquisition, financing, holding, monitoring or disposition of the Company's investments, whether such investments are ultimately consummated or not, including, origination fees, syndication fees, due diligence costs, broken deal expenses, bank service fees, fees and expenses of custodians, transfer agents, consultants, experts, travel expenses incurred for investment-related purposes, outside legal counsel, consultants and accountants, administrator’s fees of third party administrators (subject to clause (xxiii) below) and financing costs (including interest expenses);

(ii)	expenses for liability insurance, including officers and independent directors liability insurance, cyber insurance and other insurance (but excluding the cost of liability insurance covering the Adviser and its officers to the extent that the assets of the Company are treated as “plan assets” for purposes of ERISA);

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(iii)	extraordinary expenses incurred by the Company (including litigation);

(iv)	indemnification and contribution expenses provided, that the Company will not bear such fees, costs or expenses to the extent that the relevant conduct is not indemnifiable under applicable law, including ERISA, if applicable;

(v)	taxes and other governmental fees and charges;

(vi)	administering and servicing and special servicing fees paid to third parties for the Company's benefit;

(vii)	the cost of Company-related operational and accounting software and related expenses;

(viii)	cost of software (including the fees of third-party software developers) used by the Adviser and its affiliates to track and monitor the Company's investments (specifically, cost of software related to data warehousing, portfolio administration/reconciliation, loan pricing and trade settlement attributable to the Company);

(ix)	expenses related to the valuation or appraisal of the Company's investments;

(x)	risk, research and market data-related expenses (including software) incurred for the Company's investments;

(xi)	fees, costs and expenses (including legal fees and expenses) incurred to comply with any applicable law, rule or regulation (including regulatory filings such as financial statement filings, ownership filings (Section 16 or Section 13 filings), blue sky filings and registration statement filings, as applicable) to which the Company is subject or incurred in connection with any governmental inquiry, investigation or proceeding involving the Company; provided that the Company will not bear such fees, costs or expenses to the extent that the relevant conduct is not indemnifiable under applicable law, including ERISA, if applicable;

(xii)	costs associated with the wind-up, liquidation, dissolution and termination of the Company;

(xiii)	other legal, operating, accounting, tax return preparation and consulting, auditing and administrative expenses in accordance with this Agreement and the administration agreement between the Company and New Mountain Finance Administration, LLC (the "Administrator") and fees for outside services provided to the Company or on the Company's behalf; provided that if the assets of the Company are treated as “plan assets” for purposes of ERISA, ~~we~~the Company will not incur such expenses or fees, if such expenses and fees arise in connection with such services, to the extent that they are performed by the Administrator;

(xiv)	expenses of the Board (including the reasonable costs of legal counsel, accountants, financial advisors and/or such other advisors and consultants engaged by the Board, as well as travel and out-of-pocket expenses related to the attendance by directors at Board meetings), to the extent permitted under applicable law, including ERISA, if applicable;

(xv)	annual or special meetings of the stockholders of the Company ("Shareholders");

(xvi)	the costs and expenses associated with preparing, filing and delivering to Shareholders periodic and other reports and filings required under federal securities laws as a result of the Company's status as a BDC;

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(xvii)	ongoing Company offering expenses;

(xviii)	federal and state registration fees pertaining to the Company;

(xix)	costs of Company-related proxy statements, Shareholders' reports and notices;

(xx)	costs associated with obtaining fidelity bonds as required by the ~~1940~~Investment Company Act and Section 412 of ERISA;

(xxi)	printing, mailing and all other similar direct expenses relating to the Company;

(xxii)	expenses incurred in preparation for or in connection with (or otherwise relating to) any initial public offering or other debt or equity offering conducted by the Company, including but not limited to external legal and accounting expenses, printing costs, travel and out-of-pocket expenses related to marketing efforts; and

(xxiii)	only to the extent (i) “benefit plan investors”, as defined in Section 3(42) of ERISA and any regulations promulgated thereunder, hold less than 25% of the Company's shares, or (ii) the Company's shares are listed on a national securities exchange, the Company's allocable portion of overhead, including office equipment and supplies, rent and the Company's allocable portion of the compensation paid to accounting, compliance and administrative staff employed by the Adviser, or its affiliates who provide services to the Company necessary for its operation, including related taxes, health insurance and other benefits.

Investment-related expenses with respect to investments in which the Company invests together with one or more parallel funds (or co-investment vehicles) shall generally be allocated among all such entities on the basis of capital invested by each such entity into the relevant investment; provided that if the Adviser reasonably believes that such allocation method would produce an inequitable result to any such entity, the Adviser may allocate such expenses among such entities in any other manner that the Adviser believes in good faith to be fair and equitable.

3.            Compensation of the Adviser.

(a)           The Company agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a management fee ("Management Fee") as hereinafter set forth. The Company shall make any payments due hereunder to the Adviser or to the Adviser's designee as the Adviser may otherwise direct. For all services rendered under this Agreement, the Management Fee will be payable quarterly in arrears.

~~(b)           During the period commencing upon the Company's initial acceptance (the "Initial Closing") of capital commitments (each, a "Capital Commitment") and ending on the 48-month anniversary of the date of the Initial Closing~~(b) Commencing with the quarterly period ending December 31, 2020 and terminating with the quarterly period ending September 30, 2023, subject to additional automatic extensions, each for an additional one year period, unless the holders of a majority of the Company's then outstanding shares of common stock elect to forego any such extension upon not less than 90 days' notice to the Adviser (such period, the "Investment Period"), the Management Fee shall be calculated at an annual blended rate with respect to the Company's ~~then-current aggregate Capital Commitments by reference to (i) 0.70% (the "Initial Fee Rate"), in the case of the aggregate Capital Commitments received in the Initial Closing (the "Initial Commitments", and such fee, the "Initial Management Fee"), and (ii) 0.60% (the "Subsequent Fee Rate") in the case of the aggregate Capital Commitments received in a Subsequent Closing (the "Subsequent Commitments", and such fee with respect thereto, a "Subsequent Management Fee"); provided, that, the Initial Fee Rate shall be reduced during the first 11 quarters following the Initial Closing in the manner set forth in Annex A hereto; provided, further, that the Subsequent Fee Rate with respect to the Subsequent Commitments received in any Subsequent Closing shall be reduced during the first 5 quarters following such Subsequent Closing (but only with respect only to the Subsequent Commitments received in connection therewith) in the manner set forth in Annex B hereto. The Company does not intend to accept aggregate Committed Capital in excess of $1 billion, exclusive of Capital Commitments from affiliates of the Adviser. As calculated in accordance with this Agreement, the quarterly Subsequent Management Fee payable on any Subsequent Commitments shall not exceed $750,000 during the Investment Period~~Assets Invested (defined below) at the end of each quarterly period by reference to (i) 0.70% in the case of Assets Invested equal to or less than $500 million and (ii) 0.60% in the case of Assets Invested of greater than $500 million, in each case, in the manner set forth in Annex A hereto. “Assets Invested” shall mean, as of the end of each quarterly period, the sum of the Company’s (i) drawn Capital Commitments (as such term is defined in the subscription agreements executed by each of the Company’s shareholders), and (ii) outstanding principal on borrowings.

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(c)           During the Investment Period, the Management Fee payable each quarter shall be reduced by an amount equal to the sum of ~~(i) in the case of the Initial Management Fee,~~ the then applicable ~~Initial Fee Rate,~~fee rate multiplied by the Company's cumulative realized losses since inception (calculated net of any subsequently reversed realized losses) (the "Cumulative Losses") on the ~~portfolio of investments acquired using drawn amounts from the Initial Commitments, and (ii) in the case of any Subsequent Management Fee, the then applicable Subsequent Fee Rate, multiplied by the Company's Cumulative Losses on the portfolio of investments acquired using drawn amounts from the Subsequent Commitments pertaining thereto~~Company’s portfolio of investments (collectively, the "Withheld Amounts"). Any portion of such Withheld Amounts that is attributable to a subsequently reversed realized loss shall be payable to the ~~Investment Manager~~Adviser in the quarter in which such reversal occurs. In addition, upon expiration of the Investment Period, the ~~Investment Manager~~Adviser shall be entitled to an amount equal to the portion of such Withheld Amounts that would have been payable if Cumulative Losses had been calculated net of cumulative realized capital gains on the applicable portfolios of investments.

(d)           After the Investment Period, the Management Fee shall be calculated at a rate equal to the Applicable Ratio (as defined below) per annum on the basis of the Company's ~~net asset value~~Assets Invested as of the end of the most recently completed calendar quarter, and shall be payable quarterly in arrears. The term "Applicable Ratio", as used in this Section 3(d), shall mean a percentage calculated by (i) taking the sum of (A) the ~~Initial Commitments~~Assets Invested equal to or less than $500 million multiplied by 0.70%, plus (B) the ~~Subsequent Commitments~~Assets Invested greater than $500 million multiplied by 0.60%, and dividing such total by (ii) the ~~sum of the Initial Commitments and the Subsequent Commitments. For the avoidance of doubt, the Applicable Ratio is intended to reflect the respective ratios that each of the Initial Commitments and Subsequent Commitments bear to the Fund's aggregate Capital Commitments in determining the Management Fee payable after expiration of the Investment Period.~~total Assets Invested.

(e)           Any Management Fees payable pursuant to this Section 3 ~~will~~shall be calculated based on the ~~Company's Capital Commitments and/or net assets,~~lower of the actual Assets Invested as ~~applicable, at~~of the end of ~~the most recently completed calendar~~ any quarter~~.~~ and the target Assets Invested for that quarter, as specifically set forth in Annex A hereto. Management Fees for any partial ~~month or~~ quarter will be appropriately prorated.

4.       Covenants of the Adviser.

(a)       The Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.

(b)       ERISA Covenants:

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(i)       The Adviser agrees that during all periods when the assets of the Company are treated as “plan assets” for purposes of ERISA, the Adviser shall qualify as a “qualified professional asset manager”, as defined in the U.S. Department of Labor Prohibited Transaction Class Exemption 84-14, or any successor thereto (a "QPAM") and shall be a QPAM with respect to the Company.

(ii)       The Adviser acknowledges that during all periods when the assets of the Company are treated as “plan assets” for purposes of ERISA, the Adviser will be (i) a “fiduciary”, as defined in Section 3(21) of ERISA, with respect to the Company and with respect to each U.S. employee benefit plan or trust as defined in and subject to the provisions of ERISA (an "ERISA Plan") that invests in the Company, and (ii) an “investment manager”, as defined in Section 3(38) of ERISA, with respect to each ERISA Plan that invests in the Company.

(iii)       The Adviser agrees that during all periods when the assets of the Company are treated as “plan assets” for purposes of ERISA, the Adviser shall be registered as an investment adviser under the Advisers Act.

5.             Excess Brokerage Commissions.

The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Company to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction (including where such member of a national securities exchange, broker or dealer (i) supplies, or pays for (or rebates a portion of the Company's brokerage commissions to the Company for the payment of) the cost of, brokerage, research or execution services used by the Company (ii) and/or pays for (or rebates a portion of the Company's brokerage commissions to the Company for the payment of) obligations of the Company or the Company's share of obligations) in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Company's portfolio; except that, during all periods when the assets of the Company are treated as “plan assets” for purposes of ERISA, the Adviser may use “soft dollars” to obtain products and services only to the extent that such products and services fall within the parameters of Section 28(e) of the Securities Exchange Act of 1934, as amended, as such safe harbor is interpreted by the SEC.

6.             Limitations on the Employment of the Adviser.

The services of the Adviser to the Company are not exclusive, and the Adviser may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Company, so long as its services to the Company hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any manager, partner, officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Company's portfolio companies, subject to applicable law). So long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall be the only investment adviser for the Company. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that directors, officers, employees and shareholders of the Company are or may become interested in the Adviser and its affiliates, as directors, officers, employees, partners, stockholders, members, managers or otherwise, and that the Adviser and directors, officers, employees, partners, stockholders, members and managers of the Adviser and its affiliates are or may become similarly interested in the Company as shareholders or otherwise.

7.            Responsibility of Dual Directors, Officers and/or Employees.

If any person who is a manager, partner, officer or employee of the Adviser or the Administrator is or becomes a director, officer and/or employee of the Company and acts as such in any business of the Company, then such manager, partner, officer and/or employee of the Adviser or the Administrator shall be deemed to be acting in such capacity solely for the Company, and not as a manager, partner, officer or employee of the Adviser or the Administrator or under the control or direction of the Adviser or the Administrator, even if paid by the Adviser or the Administrator.

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8.             Limitation of Liability of the Adviser; Indemnification.

The Adviser and its officers, managers, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it, shall not be liable to the Company for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Company (except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services), and the Company shall indemnify, defend and protect the Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser) (collectively, the "Indemnified Parties") and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Adviser's duties or obligations under this Agreement or otherwise as an investment adviser of the Company. Notwithstanding the preceding sentence of this Section 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Company or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties or by reason of the reckless disregard of the Adviser's duties and obligations under this Agreement (as the same shall be determined in accordance with the Investment Company Act and any interpretations or guidance by the SEC or its staff thereunder) or by reason of a breach of the Adviser's fiduciary duties under ERISA, if applicable.

9.             Effectiveness, Duration and Termination of Agreement.

(a)           This Agreement shall continue in effect for two years from the date hereof and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (A) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Company and (B) the vote of a majority of the Company's directors who are not parties to this Agreement or "interested persons" (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party, in accordance with the requirements of the Investment Company Act. Notwithstanding the foregoing, this Agreement may be terminated (i) by the Company at any time, without the payment of any penalty, upon giving the Adviser 60 days' written notice (which notice may be waived by the Adviser), provided that such termination by the Company shall be directed or approved by the vote of a majority of the directors of the Company in office at the time or by the vote of the holders of a majority of the voting securities of the Company at the time outstanding and entitled to vote, or (ii) by the Adviser on 60 days' written notice to the Company (which notice may be waived by the Company).

(b)           This Agreement will automatically terminate in the event of its "assignment" (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act).

10.          Notices.

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

11.          Amendments.

This Agreement may be amended by mutual written consent, but the consent of the Company must be obtained in conformity with the requirements of the Investment Company Act.

12.          Entire Agreement; Governing Law.

This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. This Agreement shall be construed in accordance with the laws of the State of New York and in accordance with the applicable provisions of the Investment Company Act. In such case, to the extent the applicable laws of the State of New York or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control.

[Remainder of Page Intentionally Left Blank]

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*         *         *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

NMF SLF I, INC.

By:
	Name:	Robert A. Hamwee
	Title:	Chief Executive Officer

NEW MOUNTAIN FINANCE ADVISERS BDC, L.L.C.

By:
	Name:	Adam B. Weinstein
	Title:	Authorized Person

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Annex A

~~Initial~~Management Fee ~~Rate Reduction~~Calculation

The following quarterly fee percentages shall be payable with respect to the ~~Initial Commitments~~Company’s target Assets Invested from the ~~time of the Initial Closing~~quarter ending December 31, 2020 through the end of the Investment Period:

	~~Quarterly Management~~	~~Quarterly~~
~~Quarter~~	~~Fee Percentage~~	~~Dollar Amount (1)~~
~~1~~	~~0.014583%~~	 ~~$ 72,917~~
~~2~~	~~0.029167%~~	 ~~$ 145,833~~
~~3~~	~~0.043750%~~	 ~~$ 218,750~~
~~4~~	~~0.058333%~~	 ~~$ 291,667~~
~~5~~	~~0.072917%~~	 ~~$ 364,583~~
~~6~~	~~0.087500%~~	 ~~$ 437,500~~
~~7~~	~~0.102083%~~	 ~~$ 510,417~~
~~8~~	~~0.116667%~~	 ~~$ 583,333~~
~~9~~	~~0.131250%~~	 ~~$ 656,250~~
~~10~~	~~0.145833%~~	 ~~$ 729,167~~
~~11~~	~~0.160417%~~	 ~~$ 802,083~~
~~12 and beyond (2)~~	~~0.175000%~~	 ~~$ 875,000~~

~~(1)~~

Quarter Ending	Quarter	Target Assets Invested(1) ($ in millions)	Quarterly Management Fee Percentage	Quarterly Dollar Amount(2) ($ in millions)
12/31/2020	1	390.0	0.068250%	0.6825
3/31/2021	2	515.0	0.089750%	0.8975
6/30/2021	3	640.0	0.108500%	1.085
9/30/2021	4	765.0	0.127250%	1.2725
12/31/2021	5	890.0	0.146000%	1.46
3/31/2022	6	1,000.0	0.162500%	1.625
6/30/2022	7	1,000.0	0.162500%	1.625
9/30/2022	8	1,000.0	0.162500%	1.625
12/31/2022	9	1,000.0	0.162500%	1.625
3/31/2023	10	1,000.0	0.162500%	1.625
6/30/2023	11	1,000.0	0.162500%	1.625
9/30/2023	12 and beyond(3)	1,000.0	0.162500%	1.625

(1)	For the avoidance of doubt, the Management Fee paid at the end of any quarter shall be calculated based on the lower of the actual Assets Invested as of the end of any quarter and the target Assets Invested for that quarter.
(2)	Reflects dollar amount of ~~management fees~~Management Fees payable ~~during~~for the applicable quarter based on ~~Initial Commitments of $500 million~~the Company’s target Assets Invested as of the end of such quarter.
(~~2~~3)	Reflects the Management Fee payable beginning in quarter 12 and extending through the end of the Investment Period.

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~~Annex B~~

~~Subsequent Fee Rate Reduction~~

~~The following quarterly fee percentages shall apply with respect to the amount of Subsequent Commitments received in any Subsequent Closing, beginning with the quarter in which such Subsequent Closing occurs and continuing through the end of the Investment Period:~~

	~~Quarterly Management~~	~~Quarterly~~
~~Quarter~~	~~Fee Percentage~~	~~Dollar Amount (1)~~
~~1~~	~~0.025000%~~	 ~~$ 25,000~~
~~2~~	~~0.050000%~~	 ~~$ 50,000~~
~~3~~	~~0.075000%~~	 ~~$ 75,000~~
~~4~~	~~0.100000%~~	 ~~$ 100,000~~
~~5~~	~~0.125000%~~	 ~~$ 125,000~~
~~6 and beyond (2)~~	~~0.150000%~~	 ~~$ 150,000~~

~~(1)~~	~~Reflects dollar amount of management fees payable during the applicable quarter based on a hypothetical Subsequent Commitment of $100 million in a Subsequent Closing.~~
~~(2)~~	~~Reflects the Management Fee payable beginning in quarter 6 and extending through the end of the Investment Period.~~

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